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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 28, 2003






                          Commission File Number 1-5097



                             JOHNSON CONTROLS, INC.
             (Exact name of registrant as specified in its charter)




        Wisconsin                                      39-0380010
(State of Incorporation)                   (I.R.S. Employer Identification No.)



5757 N. Green Bay Avenue
P.O. Box 591
Milwaukee, Wisconsin                                       53201
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code: (414) 524-1200



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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99    Press release issued by Moody's Investors Service dated February 28, 2003.


ITEM 9   REGULATION FD DISCLOSURE

On February 28, 2003, Moody's Investors Service (Moody's) announced its change in the Company's rating outlook to stable from negative and confirmed the Company's A2 senior unsecured long-term and Prime-1 short-term debt ratings. Attached and incorporated herein by reference as Exhibit 99 is a copy of Moody's press release dated February 28, 2003. Moody's ratings are not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      JOHNSON CONTROLS, INC.


                                      BY:      /s/ Stephen A. Roell
                                               --------------------
                                               Stephen A. Roell
                                               Senior Vice President and
                                               Chief Financial Officer

Date: March 4, 2003